UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-21283

Excelsior Buyout Investors, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road
 Stamford, CT  06905

(Address of principal executive offices) (Zip code)

James D. Bowden
Bank of America Capital Advisors LLC
100 Federal Street
Boston, MA  02110

  (Name and address of agent for service)

Registrant's telephone number, including area code: 1-866-921-7951

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

Buyout Investors, LLC

INVESTOR REPORT

For the Six Months Ended
September 30, 2010
(Unaudited)

EXCELSIOR BUYOUT INVESTORS, LLC

For The Six Months Ended September 30, 2010

Excelsior Buyout Investors, LLC
Schedule of Investments
September 30, 2010 (Unaudited)

Percent Owned(D)	Underlying Funds(A),(B),(E)	Acquisition Dates(C)	Commitment	Cost	Fair Value	% of Net Assets(F)
Distressed Investment
0.36%	MatlinPatterson Global Opportunities Partners, L.P.	06/04-06/09	$6,012,090	$—	$663,552	1.66%
0.25%	OCM Principal Opportunities Fund II, L.P.	06/04-12/04	4,008,060	—	892,414	2.23%
			10,020,150	—	1,555,966	3.89%
Domestic Buyout
0.46%	2003 Riverside Capital Appreciation Fund, L.P.	06/04-09/10	3,674,055	663,727	3,413,026	8.52%
0.73%	Berkshire Fund VI, L.P.	06/04-06/09	13,360,200	—	9,396,923	23.47%
2.32%	Blue Point Capital Partners, L.P.	06/04-09/10	6,012,090	127,138	1,321,597	3.30%
0.92%	Blum Strategic Partners II, L.P.	06/04-10/09	10,020,150	—	2,679,876	6.69%
0.61%	Catterton Partners V, L.P.	06/04-07/10	3,674,055	1,539,748	2,291,052	5.72%
1.78%	Charlesbank Equity Fund V, L.P.	06/04-07/10	10,020,150	—	6,138,931	15.33%
1.11%	Lincolnshire Equity Fund III, L.P.	12/04-07/10	4,835,120	—	2,693,403	6.73%
			51,595,820	2,330,613	27,934,808	69.76%
European Buyout
0.93%	Advent Global Private Equity IV - A, L.P.	06/04-12/09	5,010,075	—	1,002,230	2.50%
0.42%	Cognetas Fund, L.P. (fka. Electra European Fund, L.P.)(G)	06/04-06/08	5,703,123	—	637,708	1.59%
			10,713,198	—	1,639,938	4.09%
	TOTAL INVESTMENTS		$72,329,168	$2,330,613	31,130,712	77.74%
	OTHER ASSETS & LIABILITIES (NET)				8,911,545	22.26%
	NET ASSETS				$40,042,257	100.00%

(A)	Non-income producing securities, restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at September 30, 2010, aggregated $2,330,613. Total fair value of illiquid and restricted securities at September 30, 2010 was $31,130,712 or 77.74% of net assets.
(C)	Acquisition dates cover a period from the original investment date to the last acquisition date and is a required disclosure for restricted securities only.
(D)	Represents the Fund’s capital balance as a percentage of the Underlying Fund’s total capital or the Fund’s commitment as a percentage of the Underlying Fund’s total commitments.
(E)	The estimated cost of the Underlying Funds at September 30, 2010, for Federal income tax purposes aggregated $21,144,304. The net and gross unrealized appreciation for Federal income tax purposes is estimated to be $9,986,408.
(F)	Calculated as fair value divided by the Fund’s Net Assets.
(G)	Investment is denominated in Euros. Values shown are in U.S. dollars.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC
Statement of Assets, Liabilities and Net Assets
September 30, 2010 (Unaudited)

ASSETS:
Investments at fair value (Cost $2,330,613)	$31,130,712
Cash and cash equivalents (Note 2)	11,297,382
Interest receivable and other assets	2,245
Total Assets	42,430,339
LIABILITIES:
Accrued incentive carried interest	2,112,820
Professional fees payable	137,842
Management fees payable	101,325
Administration fees payable	19,166
Board of Managers’ fees payable	2,750
Custody fees payable	1,015
Other payables	13,164
Total Liabilities	2,388,082
NET ASSETS	$40,042,257
NET ASSETS consist of:
Members’ Capital Paid-in*	$63,610,000
Members’ Capital Distributed	(77,914,888)
Inception-to-date realized gains and net investment income/(loss)	25,547,046
Accumulated unrealized appreciation on investments	28,800,099
Total Net Assets	$40,042,257
Units of Membership Interest Outstanding (100,000 units authorized)	64,015
NET ASSET VALUE PER UNIT	$625.51

*	Capital Paid-in consists of contributions from Members net of offering costs charged to the Members.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC
Statement of Operations
For the six months ended September 30, 2010 (Unaudited)

INVESTMENT INCOME:
Interest income	$2,203
Total Income	2,203
EXPENSES:
Management fees	206,965
Professional fees	95,628
Administration fees	57,500
Board of Managers’ fees	27,250
Insurance expense	10,857
Custodian fees	8,792
Other expenses	23,142
Total Expenses	430,134
NET INVESTMENT LOSS	(427,931)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS: (Note 2)
Net realized gain on investments	3,929,798
Net change in unrealized appreciation on investments	(1,315,785)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	2,614,013
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE INCENTIVE CARRIED INTEREST	2,186,082
Net change in incentive carried interest	(138,183)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS AFTER INCENTIVE CARRIED INTEREST	$2,047,899

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC
Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2010 (Unaudited)	For the Fiscal Year Ended March 31, 2010 (Audited)
OPERATIONS AND INCENTIVE CARRIED INTEREST:
Net investment loss	$(427,931)	$(901,118)
Net realized gain on investments	3,929,798	907,315
Net change in unrealized appreciation on investments	(1,315,785)	9,254,344
Net change in incentive carried interest	(138,183)	(439,021)
Net increase (decrease) in Net Assets resulting from operations after incentive carried interest	2,047,899	8,821,520
TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Net decrease in Net Assets resulting from distributions to Members	(4,773,980)	(480,112)
Net (decrease) increase in Net Assets	(2,726,081)	8,341,408
NET ASSETS:
Beginning of period	42,768,338	34,426,930
End of period	$40,042,257	$42,768,338

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC
Statement of Cash Flows
For the six months ended September 30, 2010 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net change in Net Assets resulting from operations after incentive carried interest	$2,047,899
Contributions to investments in Underlying Funds	(529,066)
Distributions received from Underlying Funds	9,941,057
Adjustments to reconcile net increase in Net Assets resulting from operations to net cash provided by/(used in) operating activities:
Net realized gain on investments	(3,929,798)
Net change in unrealized depreciation on investments	1,315,785
Changes in assets and liabilities related to operations
(Increase)/Decrease in interest receivable and other assets	10,044
Increase/(Decrease) in accrued incentive carried interest	(561,117)
Increase/(Decrease) in professional fees payable	(43,402)
Increase/(Decrease) in management fees payable	(4,796)
Increase/(Decrease) in administration fees payable	(9,584)
Increase/(Decrease) in Board of Managers’ fees payable	(6,000)
Increase/(Decrease) in custody fees payable	(753)
Increase/(Decrease) in other payables	1,631
Net cash provided by/(used in) operating activities	8,231,900
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to Members	(4,773,980)
Net cash provided by (used in) financing activities	(4,773,980)
Net change in cash and cash equivalents	3,457,920
Cash and cash equivalents at beginning of period	7,839,462
Cash and cash equivalents at end of period	$11,297,382

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC
Financial Highlights — Selected Per Unit Data and Ratios

	Six Months Ended September 30, 2010 (Unaudited)	Fiscal Years Ended March 31,
		2010	2009	2008	2007	2006
Per Unit Operating Performance:(1)
NET ASSET VALUE, BEGINNING OF PERIOD:(2)	$668.10	$537.79	$839.05	$957.42	$980.62	$1,068.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(6.68)	(14.08)	(13.10)	(4.54)	(0.58)	(1.68)
Net realized and unrealized gain/(loss) on investments	40.83	158.75	(151.38)	230.62	232.03	137.89
Net change in incentive carried interest	(2.16)	(6.86)	8.22	(19.39)	(9.65)	(3.87)
Net increase/(decrease) in net assets resulting from operations after incentive carried interest	31.99	137.81	(156.26)	206.69	221.80	132.34
DISTRIBUTIONS TO MEMBERS:
Net change in net assets due to distributions to Members	(74.58)	(7.50)	(145.00)	(325.06)	(245.00)	(220.00)
NET ASSET VALUE, END OF PERIOD:	$625.51	$668.10	$537.79	$839.05	$957.42	$980.62
TOTAL NET ASSET VALUE RETURN:(1),(2)	4.79%	25.62%	(20.29%)	24.82%	26.00%	13.07%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$40,042	$42,768	$34,427	$53,712	$61,289	$62,774
Ratios to Average Net Assets:(3),(4),(6)
Gross expenses	2.12%	2.43%	2.11%	1.86%	1.75%	1.68%
Net change in incentive carried interest	0.68%	1.18%	(1.19%)	2.14%	1.02%	0.37%
Net expenses	2.80%	3.61%	0.92%	4.00%	2.77%	2.05%
Net investment (loss)	(2.11%)	(2.42%)	(1.90%)	(0.50%)	(0.06%)	(0.16%)
Portfolio Turnover Rate(5)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in the Incentive Carried Interest and assumes distributions, if any, were reinvested at the Fund’s net asset value as of the quarter-end immediately following the distribution date. The Fund’s units are not traded in any market and, therefore, the market value total investment return is not calculated. Excluding the effect of the change in Incentive Carried Interest, the total net asset value return would have been 16.77% for the fiscal year ended March 31, 2010.
(3)	Ratios do not reflect the Company’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Private Investment Funds.
(4)	Ratios for the period April 1, 2010 through September 30, 2010 are annualized. Total return for the period April 1, 2010 through September 30, 2010 is not annualized.
(5)	Distributions from Underlying Funds for the six months ended September 30, 2010 and the years ended March 31, 2010, 2009, 2008, 2007, 2006 are $9,941,057, $3,893,048, $5,314,717, $24,343,909, $16,092,133 and $16,810,926, respectively, and are not included in the calculation.
(6)	The Underlying Funds’ expense ratios have been obtained from their audited financials for the fiscal year ended December 31, 2009, but are unaudited information in these Financial Statements. The range for these ratios is given below:

Underlying Funds’ Ratios	Ratio Range
Expense Ratios excluding incentive carried interest	0.20% – 2.37%
Incentive carried interest	(2.27)% – 14.63%
Expenses plus incentive carried interest	(1.92)% – 15.96%

The Underlying Funds’ management fees range from 1.25% to 2.00% on committed capital during the initial investment period and typically decrease over time as the Underlying Funds seek to exit investments. The Underlying Funds’ incentive fees range from 20% to 25% of profits generated by the Underlying Funds.

The accompanying notes are an integral part of these Financial Statements.

EXCELSIOR BUYOUT INVESTORS, LLC

NOTES TO FINANCIAL STATEMENTS

September 30, 2010

Note 1 — Organization

Excelsior Buyout Investors, LLC (the “Fund”) is a non-diversified, closed-end management investment company which has registered its securities under the Securities Act of 1933, as amended, and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on January 7, 2003. The Fund commenced operations on April 16, 2004. The duration of the Fund is ten years from the final subscription closing which occurred on April 16, 2004. The Board of Managers of the Fund (the “Board” or the “Board of Managers”) has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members of the Fund (“Members”) who represent 66 2/3% of the Fund’s outstanding units may determine to extend the term of the Fund.

The Fund’s investment objective is to achieve long-term capital appreciation. Current income is not an objective. There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in a broad-based portfolio of existing buyout-focused funds. The Fund has invested in domestic private equity buyout funds, European buyout funds and funds engaged in distressed investing (collectively, the “Underlying Funds”). The Underlying Funds are not registered as investment companies under the Investment Company Act.

The Underlying Funds were purchased pursuant to a Securities Purchase Agreement dated December 19, 2003 between the Fund and AIG Global Investment Corp. and certain of its affiliates (“AIG”). As part of the Securities Purchase Agreement, the Fund has assumed all future commitments to the Underlying Funds from AIG. The purchase price paid by the Fund to AIG for each Underlying Fund was an amount equal to the net capital contributions previously made by AIG to the Underlying Funds, less any distributions previously made to AIG from the Underlying Funds.

Excelsior Buyout Management, LLC (the “Managing Member”) serves as the Managing Member of the Fund pursuant to the operating agreement of the Fund and is responsible for the day-to-day management of the Fund. The Managing Member is indirectly majority owned by Bank of America Corporation (“Bank of America”). The Managing Member does not directly receive compensation from the Fund; however, it does receive compensation from the Fund’s Investment Adviser (as defined below). The Managing Member has made an investment in the Fund in exchange for 100 units or 0.156% of the units outstanding.

Bank of America Capital Advisors LLC (“BACA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of Bank of America, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser for the Fund. BACA is responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments. The Investment Adviser is compensated as described in Note 3. Prior to December 16, 2005, U.S. Trust Company, N.A. (“USTNA”) acting through its subsidiary served as the investment adviser to the Fund. Effective December 16, 2005, UST Advisers, Inc. (the “former investment adviser”), at the time a wholly-owned subsidiary of USTNA, assumed USTNA’s duties.

On July 1, 2007, U.S. Trust Corporation (“U.S. Trust”) and all of its subsidiaries, including the former investment adviser, were acquired by Bank of America, a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina 28255 (the “Sale”). As a result of the Sale, the former investment adviser became an indirect wholly-owned subsidiary of, and controlled by, Bank of America. Prior to the Sale, U.S. Trust and its subsidiaries, including the former investment adviser, were controlled by The Charles Schwab Corporation. The former investment adviser continued to serve as the investment adviser to the Fund after the Sale pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”).

On March 11, 2008, the Fund’s Board of Managers approved a transfer of the former investment adviser’s rights and obligations under the Advisory Agreement to BACA (the “Transfer”). This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust. The transfer of the Advisory Agreement from the former investment adviser to BACA did not change (i) the way the Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Fund, or (iii) the management and incentive fees the Fund pays. The Transfer became effective on May 29, 2008.

Pursuant to the Fund’s operating agreement, the business and affairs of the Fund are overseen by a three-member Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation.

Note 2 — Significant Accounting Policies

A.  Basis of Accounting:

The Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

B.  Recent Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued ASU 2010-06 which requires new disclosures and provides amendments to ASC Subtopic 820-10 clarifying existing disclosures. The disclosure regarding the Level 3 investment rollforward of purchases and sales activity on a gross basis is effective for fiscal years beginning after December 15, 2010. The Fund is currently evaluating the impact of this disclosure on its financial statements.

C.  Valuation of Investments:

The Fund computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Investment Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Fund values its interests in the Underlying Funds and other investments. The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Fund. The value of the Fund’s interests is based on information reasonably available at the time the valuation is made and the Fund believes to be reliable. The Board recognizes that the primary responsibility for valuation of interests in an Underlying Fund rests with the manager of the Underlying Fund and that none of the Investment Adviser, the Board or the valuation committee of the Board (the “Valuation Committee”) will be able to confirm independently the accuracy of valuations of such interests provided by Underlying Funds. Generally, the value of each Underlying Fund is determined to be that value reported to the Fund by the Underlying Fund as of each quarter-end, determined by the Underlying Fund in accordance with its own valuation policies.

While the Investment Adviser may rely on an Underlying Fund’s valuation mechanics, the Investment Adviser must maintain effective monitoring process and internal controls to comply with the Procedures and the Fund’s stated accounting policies. In reviewing valuations from Underlying Funds, the Investment Adviser takes into consideration all reasonably available information from Underlying Funds related to valuation. If the Investment Adviser determines that an Underlying Fund’s value as reported by that Underlying Fund does not represent current value, or in the event an Underlying Fund does not report a quarter-end value to the Fund on a timely basis, then the Underlying Fund is valued at its fair value in accordance with the Procedures. In determining fair value of an Underlying Fund, the Investment Adviser shall recommend a value for such Underlying Fund for approval by the Valuation

Committee that it reasonably believes represents the amount the Fund could reasonably expect to receive from the Underlying Fund if the Fund were able to redeem its interests in the Underlying Fund at that time. In making such a recommendation and approving a valuation, the Investment Adviser and the Valuation Committee, respectively, take into consideration all reasonably available information and other factors deemed pertinent. Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” (formerly statement of Financial Accounting Standard (“SFAS”) No. 157) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•	Level 3 — Inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Investment Adviser’s perceived risk of that investment.

All of the Fund’s investments in the Underlying Funds have been classified within Level 3, and the Fund generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available.

Most Underlying Funds are structured as closed-end, commitment-based private investment funds where the Fund commits a specified amount of capital upon inception of the Underlying Fund (i.e., committed capital) which is then drawn down over a specified period of the Underlying Fund’s life. Such Underlying Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests in such Underlying Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market.” These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3.

Assumptions used by the Investment Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

The following table presents the investments carried on the Statement of Assets, Liabilities and Net Assets by level within the valuation hierarchy as of September 30, 2010.

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Underlying Funds	$—	$—	$31,130,712	$31,130,712
Totals:	$—	$—	$31,130,712	$31,130,712

The following table includes a rollforward of the amounts for the six months ended September 30, 2010 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Fair Value Measurements using Level 3 inputs
Investments in Underlying Funds
Balance as of April 1, 2010	$37,928,690
Net change in accumulated unrealized appreciation on investments	(1,315,785)
Net contributions/(distributions)	(9,411,991)
Net realized gain on investments	3,929,798
Net transfers in and out of Level 3	—
Balance as of September 30, 2010	$31,130,712

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table.

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations.

Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Fund’s Underlying Funds as of September 30, 2010 is one to four years with the possibility of extensions in each of the Underlying Funds.

Cash and cash equivalents on the Statement of Assets, Liabilities and Net Assets can include overnight deposits in commercial paper, which are classified as a Level 1 asset.

D.  Cash and Cash Equivalents:

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At September 30, 2010, the Fund did not hold any cash equivalents.

E.  Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

F.  Investment Gains and Losses:

Distributions of cash or in-kind securities from an Underlying Fund are recorded as a return of capital to reduce the cost basis of the Underlying Fund. In-kind securities received from an Underlying Fund are recorded at fair value. Distributions are recorded when they are received from the Underlying Funds as there are no redemption rights with respect to the Underlying Funds. The Fund may also recognize realized losses based upon information received from the Underlying Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments, within the Statement of Operations, includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of each Underlying Fund.

G.  Income Taxes:

The Fund is a limited liability company that is taxed as a partnership for tax reporting, tax basis income and losses are passed through to the individual Members and, accordingly, there is no provision for income taxes reflected in these statements.

Differences arise in the computation of Members’ capital for financial reporting in accordance with GAAP and Members’ capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Underlying Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Underlying Funds. Based on the amounts reported to the Fund on Schedule K-1 as of 2009, and after adjustment for purchases and sales between January 1, 2010 and September 30, 2010, the estimated cost of the Underlying Funds at September 30, 2010 for federal tax purposes is $21,144,304. The resulting estimated net unrealized appreciation for tax purposes on the Underlying Funds at September 30, 2010 is $9,986,408.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2009, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2007 forward (with limited exceptions). The Fund has reviewed the Fund’s tax positions for the open tax years and has concluded that no provision for taxes is required in the Fund’s financial statements. Open tax years of the Fund vary by jurisdiction and remain subject to examination by the applicable taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended September 30, 2010, the Fund did not incur any interest or penalties.

H.  Distribution Policy:

Distributions of available cash will be made by the Fund at such times and in such amounts as determined by the Managing Member in its sole discretion.

Distributions shall be made to Members in accordance with the following order of priority:

(a)	first, 100% to Members pro rata in accordance with their percentage interest in the Fund until aggregate distributions to Members equal the sum of (i) their capital contributions and (ii) an amount equal to an 8% annual cumulative return on their unreturned capital contributions as of the date of such distribution;
(b)	second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions described in (a) above that are in excess of Members’ capital contributions; and
(c)	thereafter, 95% to Members pro rata in proportion to their percentage interest in the Fund and 5% to the Investment Adviser.

The Fund will not reinvest income from its investments or the proceeds from the sale of its investments. As of September 30, 2010, the Fund has made distributions totaling $699,300 to the Investment Adviser.

I.  Contribution Policy:

Units are issued when contributions are paid. Distributions are recorded on the ex-dividend date to unit holders of record on the record date.

J.  Restrictions on Transfers:

Interests of the Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any Interests without the prior written consent of the Managing Member, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

K.  Fees of the Underlying Funds:

Each Underlying Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees referred to as an allocation of profits. In addition to the Fund’s level expenses shown on the Fund’s Statement of Operations, Members of the Fund will indirectly bear the fees and expenses charged by the Underlying Funds. These fees are reflected in the valuations of the Underlying Funds and are not reflected in the ratios to average Net Assets in the Financial Highlights. However, the Fund has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Underlying Funds.

L.  Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. Generally, assets and liabilities denominated in non-U.S. dollar currencies are translated into U.S. dollar equivalents using valuation date exchange rates, while purchases, distributions, realized gains or losses, income and expenses are translated at the transaction date exchange rates. The Fund currently has one investment in an Underlying Fund denominated in Euros. The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

M.  Incentive Carried Interest:

The net change in Incentive Carried Interest, defined in Note 3 below, is accrued each quarter and disclosed at each quarter-end. The net change in Incentive Carried Interest is calculated based on a hypothetical liquidation of the Fund’s portfolio and then allocated pursuant to the distribution policy as more fully described in Note 2H above.

Note 3 — Management Fee, Administration Fee and Related Party Transactions

Under the Advisory Agreement, the Fund pays the Investment Adviser an annual management fee equal to 1.00% of the Fund’s net asset value and payable as of the end of each fiscal quarter. As more fully described in Note 2H above, after Members have received distributions equal to the amount of their capital contributions and an 8% annual cumulative return on their unreturned capital contributions, the Investment Adviser will receive distributions in an amount equal to 5% of the distributions to Members in excess of their capital contributions (the “Incentive Carried Interest”). The Incentive Carried Interest is paid in addition to the 1.00% management fee. At September 30, 2010, the accrued and unpaid Incentive Carried Interest was $2,112,820.

USTNA entered into an Investment Monitoring Agreement (the “Monitoring Agreement”) with AIG on December 19, 2003. Effective December 16, 2005, the former investment adviser assumed USTNA’s obligations under the Monitoring Agreement pursuant to an assumption agreement. Under the Monitoring Agreement, AIG provides the Investment Adviser certain information regarding the Underlying Funds including, but not limited to, quarterly portfolio reviews related to the Underlying Funds, private equity reviews and fund write-ups. AIG has no investment management discretion with respect to the Fund and does not provide any investment advice with respect to the investments of the Fund. The Investment Adviser pays AIG an annual fee of approximately one half of 1% per annum of the Fund’s net asset value related to the Fund’s investments in the existing Underlying Funds pursuant to the terms of the Monitoring Agreement. The Fund does not reimburse the Investment Adviser for fees paid to AIG.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (U.S.) Inc. Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund retains BNY Mellon Investment Servicing (U.S.) Inc. as administrator, accounting and investor services agent. In consideration for its services, the Fund (i) pays BNY Mellon Investment Servicing (U.S.) Inc. a variable fee between 0.07% and 0.105%, based on average quarterly Net Assets, payable monthly, subject to a minimum monthly fee, (ii) pays annual fees of approximately $36,667 for taxation services and (iii) reimburses BNY Mellon Investment Servicing (U.S.) Inc. for out-of-pocket expenses. For the period ended September 30, 2010, the aggregate fees paid to BNY Mellon Investment Servicing (U.S.) Inc. for all services is $82,416. In addition, PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund’s custodian.

The Board is made up of three Managers who are not “interested persons” of the Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Disinterested Managers”). The Disinterested Managers receive $2,000 per meeting attended and $5,000 annually for their services. The chairperson receives $2,500 per meeting and $6,000 annually. The audit committee members receive $750 per meeting attended and the audit committee chairperson receives $500 annually. All Disinterested Managers may be reimbursed for expenses of attendance, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as directors. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Underlying Funds in which the Fund invests and with companies in which the Underlying Funds invest.

Note 4 — Capital Commitments of Fund Members to the Fund

As of September 30, 2010, each Member, including the Managing Member, has contributed 100% of its share of the total $64,015,000 in capital commitments to the Fund.

Note 5 — Capital Commitments of the Fund to the Underlying Funds

As of September 30, 2010, the Fund had unfunded investment commitments to the Underlying Funds totaling $4,645,381 as listed.

Underlying Funds:	Unfunded Commitments
2003 Riverside Capital Appreciation Fund, L.P.	$224,147
Advent Global Private Equity IV - A, L.P.	200,400
Berkshire Fund VI, L.P.	1,139,077
Blue Point Capital Partners, L.P.	913,454
Blum Strategic Partners II, L.P.	426,376
Catterton Partners V, L.P.	112,144
Charlesbank Equity Fund V, L.P.	345,180
Cognetas Fund, L.P.(a)	337,718
Lincolnshire Equity Fund III, L.P.	946,885
MatlinPatterson Global Opportunities Partners, L.P.	—
OCM Principal Opportunities Fund II, L.P.	—
Total	$4,645,381

(a)	The Fund’s unfunded commitment to Cognetas Fund, L.P. is €247,703 translated at the September 30, 2010 foreign exchange rate of 1.3634.

Note 6 — Description of the Underlying Funds

Due to the nature of the Underlying Funds, the Fund cannot liquidate its positions in the Underlying Funds except through distributions from the Underlying Funds, which are made at the discretion of the Underlying Funds. The Fund has no right to demand repayment of its investments in the Underlying Funds.

The following Underlying Funds represent 5% or more of the Net Assets of the Fund. Thus, the Underlying Funds’ investment objectives and restrictions on redemptions are disclosed below.

2003 Riverside Capital Appreciation Fund, L.P. represents 8.52% of the Net Assets of the Fund. The objective of the 2003 Riverside Capital Appreciation Fund, L.P. is to seek long-term capital appreciation through a broad and varied portfolio of controlling private equity investments.

Berkshire Fund VI, L.P. represents 23.47% of the Net Assets of the Fund. The objective of the Berkshire Fund VI, L.P. is to provide investors with substantial capital appreciation by making investments in a broad range of middle market companies.

Blum Strategic Partners II, L.P. represents 6.69% of the Net Assets of the Fund. The objective of the Blum Strategic Partners II, L.P. is to provide investors with superior returns by making investments in securities in operating companies.

Catterton Partners V, L.P. represents 5.72% of the Net Assets of the Fund. The objective of the Catterton Partners V, L.P. is to make investments in private equity and equity-related investments in companies in the consumer industry that exhibit opportunities for growth and capital appreciation.

Charlesbank Equity Fund V, L.P. represents 15.33% of the Net Assets of the Fund. The objective of the Charlesbank Equity Fund V, L.P. is to generate long-term capital gains for investors through its ability to identify true discounts to intrinsic value, and understand and mitigate risk by actively building value in a company.

Lincolnshire Equity Fund III, L.P. represents 6.73% of the Net Assets of the Fund. The objective of the Lincolnshire Equity Fund III, L.P. is to achieve attractive long-term capital gains through the acquisition of small to middle-market companies predominantly in the manufacturing and services sectors.

Included within the underlying investment portfolio of these Underlying Funds are two investments that represent 5% or more of the Net Assets of the Fund.

NEW Asurion Corporation, a services company, is held in Berkshire Fund VI, L.P. at September 30, 2010 and represents approximately 5.77% of the Net Assets of the Fund. The Fund’s share of fair value of this investment at September 30, 2010 is $2,309,863.

Note 7 — Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Underlying Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

Note 8 — Concentrations of Market, Credit and Industry Risk

The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry and currency risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by its private placement offering memorandum, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

The Underlying Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Fund’s investments in the Underlying Funds, such risks are limited to the Fund’s capital balance in each such Underlying Fund, which is the current value as included in the Portfolio of investments.

Note 9 — Subsequent Events

The Fund has evaluated all events subsequent to the balance sheet date of September 30, 2010, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

Supplemental Information

Advisory Agreement Approval

The Advisory Agreement between the Fund and the Investment Adviser, after an initial term of two years, provides that it may be continued in effect from year to year thereafter subject to approval by: (i) the Board; or (ii) vote of a majority of the outstanding voting securities, as defined by the Investment Company Act, of the Fund; provided that, in either event, the continuance must also be approved by the Managers who are not “interested persons,” as defined by the Investment Company Act, of the Fund (the “Independent Managers”), by vote cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreement for an additional annual period was approved by the Board, and by the Independent Managers, at a meeting held in person on June 11, 2010. The Independent Managers were assisted in their review of this matter by independent legal counsel and met in an executive session with such counsel separate from representatives of the Investment Adviser.

In determining whether to approve the continuance of the Advisory Agreement, the Board considered information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The Independent Managers reviewed materials furnished by the Investment Adviser, including information regarding the Investment Adviser, its affiliates, personnel, operations and financial condition. Independent legal counsel reviewed with the Board their duties and responsibilities under state and common law and under the Investment Company Act, with respect to the approval of the Advisory Agreement. Independent legal counsel also discussed in detail the U.S. Supreme Court decision in Jones et al. v. Harris Associates, L.P.

The Board considered the nature, extent and quality of services rendered to the Fund by the Investment Adviser and the investment performance of the Fund based on the data provided to the Board. The Board determined that in light of the data taken as a whole and the nature and stage of the Fund’s investment program, the investment performance was reasonable and acceptable.

The Board reviewed and considered the Investment Adviser’s profitability derived from its relationship with the Fund. Specifically, the Board reviewed and considered a profit contribution analysis of the Investment Adviser showing its fees, income, and expenses in connection with the Fund and the methodology used in the analysis. In discussing the Investment Adviser’s profitability, the Board noted that the profitability percentage was within a range it considered to be reasonable, given the services rendered and the Fund’s performance. The Board determined that the Investment Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Fund and to satisfy its obligations under the Investment Company Act and the Advisory Agreement.

The Board discussed the advisory fee and the effective investment advisory fee rate paid by the Fund and the appropriateness of the advisory fee. The Board reviewed and considered any economies of scale realized by the Fund and how the current advisory fee for the Fund reflects economies of scale for the benefit of the Members, noting that as the Fund is a closed-end fund, economies of scale are not a significant factor for the Fund.

The Board also reviewed and considered the fees or other payments received by the Investment Adviser. Specifically, the Board reviewed and considered comparison of fees charged by investment advisers to fund peers of the Fund, and fees charged by the Investment Adviser or its affiliates with respect to other funds of funds programs. The Board concluded that the Fund’s fees paid to the Investment Adviser were reasonable in light of all the factors considered.

The Board reviewed and considered the qualifications of the portfolio managers to manage the Fund portfolio, including their history managing private equity and buyout fund investments and the background and expertise of the key personnel and amount of time they are able to devote to the Fund’s affairs. The Board concluded that, in light of the particular requirements of the Fund, it was satisfied with the professional qualifications and overall commitment to the Fund of the portfolio management team.

Based on the information provided to the Board, and the considerations and conclusions described above, the Board, including each of the Independent Managers, determined that it is in the best interest of the Fund and its Members to approve the continuance of the Advisory Agreement for an additional annual period.

Proxy Voting and Form N-Q

A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent 12 month period ended June 30, is available without charge, upon request, by calling the Fund collect at 866-921-7951 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Fund did not receive any proxy solicitations during the six months ended September 30, 2010.

The Fund files a complete schedule of portfolio holdings with the SEC within 60 days after the end of the first and third fiscal quarters of each year on Form N-Q. The Fund’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information operation of the public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Fund collect at 866-921-7951.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Excelsior Buyout Investors, LLC

By (Signature and Title)*   /s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date    December 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date    December 9, 2010

By (Signature and Title)*    /s/ Steven L. Suss
Steven L. Suss, Chief Financial Officer

Date    December 9, 2010

* Print the name and title of each signing officer under his or her signature.